SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549

                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

                       ___________________


  Date of Report (Date of earliest event reported) May 11, 2000

                    BIOCONTROL TECHNOLOGY, INC.
     (Exact name of registrant as specified in its charter)


    Pennsylvania                  0-10822                     25-1229323
 (State of other jurisdiction  (Commission File Number)    (IRS Employer
   of incorporation)                                     Identification No.)


      300 Indian Springs Road, Indiana, Pennsylvania 15701
    (Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code (412) 349-1811



_________________________________________________________________
                 (Former name or former address,
                  if changes since last report.)











Item 1.   Change in Control of Registrant.
          Not applicable.

Item 2.   Acquisition or Disposition of Assets.
          Not applicable.

Item 3.   Bankruptcy or Receivership.
          Not applicable.

Item 4.   Changes in Registrant's Certifying Accountant
          Not applicable.

Item 5.   Other Events.

          Biocontrol Technology, Inc. announced today that its subsidiary IDT, Inc., a leading developer of extracorporeal hyperthermia medical devices, has changed its corporate name to ViaCirQ, Inc. The name change better identifies the new corporate mission of ViaCirQ, which is to provide innovations in thermal therapy via the ThermoChem technology.

Item 6.   Resignation of Registrant's Directors.
          Not Applicable

Item 7.   Financial Statement, Pro Forma Financial Information and Exhibits.

          (a)  Financial Statements and Businesses Acquired - Not Applicable.
          (b)  Pro Forma Financial Information - Not Applicable.
          (c)  Exhibits - Press Release.

                           SIGNATURES

      Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   BIOCONTROL TECHNOLOGY, INC.

                                   by  /s/   Fred E. Cooper
                                             Fred E. Cooper, CEO
DATED:  May 11, 2000








                                               BICO
                                       BIOCONTROL TECHNOLOGY, INC
                            2275 Swallow Hill Road, Building 2500
                                            Pittsburgh, PA  15220
Press Release

Investors                                               Media
Diane McQuaide                                          Susan Taylor
1.412.429.0673  phone                                   1.412.429.0673 phone
1.412.279.9690  fax                                     1.412.279.5041 fax

           BIOCONTROL TECHNOLOGY SUBSIDIARY, IDT, INC.

                CHANGES CORPORATE NAME TO ViaCirQ


Pittsburgh, PA (May 11, 2000)  -  Biocontrol Technology, Inc.

(OTCBB:BICO)  announced today that its subsidiary IDT, Inc., a leading developer of extracorporeal hyperthermia medical devices,

has changed its corporate name to ViaCirQ, Inc.

     From the inception of the company in 1992, all activities

have focused on the research and development of the ThermoChem technology to support safe hyperthermia therapies.

     The name change better identifies the new corporate mission of ViaCirQ, which is to provide innovations in thermal therapy via the ThermoChem technology.

     ViaCirQ has developed and received FDA Clearance for the

ThermoChem-HT SystemT for intraperitoneal hyperthermia where the core temperature of the peritoneum is raised to the desired

targeted temperature in the 41 C (105.8 F) to 42 C (107.6 F)

range by continuously lavaging the peritoneum with circulating sterile solution.

     Intraperitoneal hyperthermia is used as an adjunct therapy with surgery and chemotherapy in the treatment of advanced

ovarian and gastrointestinal cancer.

     ViaCirQ has begun the process of integrating and

implementing its quality system in order to meet the regulatory requirements for operation to the quality system regulations of the United States Food and Drug Administration and the European

Community certification for ISO 9001 and EN46001.

                            - more -



     Biocontrol has its corporate offices in Pittsburgh, Pa. and is involved in the development and manufacture of biomedical devices and environmental products.  ViaCirQ, Inc., a subsidiary of Biocontrol also located in Pittsburgh, Pa., holds exclusive worldwide marketing rights to the ThermoChem technology and

related disposables for regional and whole body hyperthermia.



WEB SITE:  www.bico.com

INVESTOR RELATIONS NEWSLINE NUMBER:       1-800-357-6204



   This press release contains statements of a forward-looking nature.  Shareholders and potential investors are cautioned that such statements are predictions and actual events or results may vary significantly.

                               ###